SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 2002


                   FORD CREDIT AUTO OWNER TRUST Series 2002-A
                   FORD CREDIT AUTO OWNER TRUST Series 2002-B
                   FORD CREDIT AUTO OWNER TRUST Series 2002-C and FORD CREDIT AUTO OWNER TRUST Series 2002-D


              (Ford Credit Auto Receivables Two LLC - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       333-54664             38-3574956
--------                       ---------             ----------
(State or other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



One American Road, Dearborn, Michigan            48126
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(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 2002-A, 2002-B, 2002-C and 2002-D for the Collection Period ended December 31, 2002, are attached hereto as Exhibits 19.1, 19.2, 19.3 and 19.4 are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of Filing

-----------          ------------                            ----------------
Exhibit 19.1        Ford Credit Auto Owner                   Filed with
                    Trust Series 2002-A                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.


Exhibit 19.2        Ford Credit Auto Owner                   Filed with
                    Trust Series 2002-B                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.

Exhibit 19.3        Ford Credit Auto Owner                   Filed with
                    Trust Series 2002-C                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.

Exhibit 19.4        Ford Credit Auto Owner                   Filed with
                    Trust Series 2002-D                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two LLC
                                                (Registrant)


Date: January 15, 2003        By:/s/S. P. Thomas
                                    ---------------------------------
                                    Assistant Secretary

                                  EXHIBIT INDEX

Designation                 Description

-----------                 -----------
Exhibit 19.1        Ford Credit Auto Owner
                    Trust Series 2002-A
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.


Exhibit 19.2        Ford Credit Auto Owner
                    Trust Series 2002-B
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.

Exhibit 19.3        Ford Credit Auto Owner
                    Trust Series 2002-C
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.

Exhibit 19.4        Ford Credit Auto Owner
                    Trust Series 2002-D
                    Servicing Report for the
                    Collection Period ended
                    December 31, 2002.